Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

I, Richard R. Walters, President and Acting Chief Financial Officer of Little Squaw Gold Mining Company, certify that:

1.

This quarterly report for the period ended September 30, 2003 on Form 10-QSB of Little Squaw Gold Mining Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Little Squaw Gold Mining Company.

        /s/ Richard R. Walters

Date: October 31, 2003

       Richard R. Walters, President and

      Acting Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Little Squaw Gold Mining Company and will be retained by Little Squaw Gold Mining Company to be furnished to the Securities and Exchange Commission or its staff upon request.